Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Emanuel N. Hilario, Chief Financial Officer, in connection with the Report on Form 10-Q of McCormick and Schmick’s Seafood Restaurants, Inc. for the quarterly period ended June 26, 2004 (the “Report”), hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of McCormick and Schmick’s Seafood Restaurants, Inc.

/s/ EMANUEL N. HILARIO
Emanuel N. Hilario
Chief Financial Officer and Vice President of Finance
Dated: August 26, 2004